UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 10, 2024

Date of Report (Date of earliest event reported)

Monterey Capital Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41389	87-2898342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

419 Webster, Monterey, California (Address of Principal Executive Offices)	93940 (Zip Code)

Registrant’s telephone number, including area code: (831) 649-7388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable Warrant	MCACU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	MCAC	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share of Class A common stock for $11.50 per share	MCACW	The NASDAQ Stock Market LLC

Rights, each right receives one-tenth of one share of Class A common stock	MCACR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On July 10, 2024, Monterey Capital Acquisition Corporation (the “Company” or “MCAC”) entered into a (i) Satisfaction and Discharge of Indebtedness Pursuant to Underwriting Agreement Dated May 10, 2022 (the “Discharge Agreement”) and (ii) Promissory Note (the “Note”), in each case with EF Hutton LLC (formerly EF Hutton, a division of Benchmark Investments, LLC, “EFH”). On July 11, 2024, the Company and EFH amended and restated the Discharge Agreement (the “Amended Discharge Agreement”) and the Note (the “Amended Note”).  Pursuant to the Amended Discharge Agreement, in lieu of the Company tendering the full amount of the $3,680,000 Deferred Underwriting Commission (as defined in the Underwriting Agreement, dated May 10, 2022, by and between the Company and EFH) in cash at the closing of the Company’s initial business combination, EFH agreed to accept from the Company (i) a payment of $500,000 in cash within 30 days of the closing of the Company’s initial business combination pursuant to the Amended Note and (ii) issuance of the Amended Note.  The Amended Note has a principal amount of $3,680,000, matures in one year and shall be due and payable upon the demand of EFH and upon certain events of default.  The Company may prepay the Amended Note in whole or in part at any time without penalty.  In addition, the Company is obligated to pay toward the Note 10% of the aggregate gross proceeds from any sale of equity or equity derivative instruments of the Company. Within five days of the maturity date of the Amended Note, the Company may elect to convert the Amended Note into shares of common stock of the Company based on the 5-day trailing volume weighted average price of the Company’s common stock at the maturity date of the Amended Note (subject to compliance with applicable rules of the Nasdaq Stock Market).

The foregoing descriptions of the Amended Note and the Amended Discharge Agreement are not complete and are qualified in their entireties by reference to the full text of the Amended Note and the Amended Discharge Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders

As previously announced, on December 31, 2022, the Company entered into an Agreement and Plan of Merger, as amended from time to time (the “Merger Agreement”) by and among the Company, Chronos Merger Sub, Inc. (“Merger Sub”), and ConnectM Technology Solutions Inc. (“ConnectM”), which provides for, among other things, Merger Sub to be merged with and into ConnectM with ConnectM being the surviving corporation in the merger and a wholly owned subsidiary of the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). As a result of the Business Combination, ConnectM will become a wholly owned subsidiary of the Company, with the former stockholders of ConnectM becoming stockholders of the Company. In addition, in connection with the consummation of the Merger, the Company will be renamed “ConnectM Technology Solutions, Inc.”

On July 10, 2024, the Company held a special meeting to approve the Merger Agreement and vote on proposals related to the Business Combination (the “Special Meeting”). At the Special Meeting, holders of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and holders of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) voted together as a single class on Proposals 1, 3, 4 and 5 and holders of Class A Common Stock and Class B Common Stock voted separately on Proposal 2. At the Special Meeting, only those holders of shares of Common Stock at the close of business on May 20, 2024, the record date, were entitled to vote. As of the record date, 9,447,247 shares of Common Stock were outstanding and entitled to vote. At the Special Meeting, a total of 6,879,957 shares of Common Stock, representing approximately 72.8% of the outstanding shares of Common Stock entitled to vote, were present online or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the proposals described below were considered. Each proposal voted on at the Special Meeting is further described in detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 17, 2024 (the “Proxy Statement”).

The final results of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

1.	The Business Combination Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,799,771	80,186	0	0

2.	The Charter Amendment Proposal

Class A Common Stock:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,123,919	380,173	615,855	0

Class B Common Stock:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,760,000	0	0	0

3.	The Advisory Charter Amendment Proposal A

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,183,916	80,186	615,855	0

4.	The Advisory Charter Amendment Proposal B

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,883,919	380,183	615,855	0

5.	The Advisory Charter Amendment Proposal C

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,883,919	380,183	615,855	0

6.	The Advisory Charter Amendment Proposal D

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,883,919	380,183	615,855	0

7.	The Incentive Plan Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,175,402	88,700	615,855	0

8.	The Nasdaq Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,183,916	80,186	615,855	0

9.	The Adjournment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,183,916	80,186	615,855	0

Item 8.01.	Other Events

A total of 3,665,639 shares of Class A Common Stock were redeemed in connection with the Special Meeting (the “Redemptions”). In connection with the Forward Purchase Agreement, dated as of December 31, 2022, by and among Meteora Special Opportunity Fund (“Meteora”), the Company and ConnectM, and prior to the redemption deadline, Meteora and its related funds purchased 3,288,466 shares in the open market through brokers from holders of Class A common stock of the Company (the “Meteora Purchase”). As a result, there will be approximately $37,993,476 remaining in the trust account following the Redemptions as a result of the Meteora Purchase.

There will be approximately $218,329 of net cash available to the Company from the Business Combination, after deducting certain transaction fees and expenses.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Merger. All statements other than statements of historical facts contained in this report are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of MCAC securities; the failure to satisfy the conditions to closing the transaction, including the requisite approvals by the stockholders of MCAC and the receipt of certain governmental and regulatory approvals; the effect of the announcement or pendency of the transaction on the ConnectM’s business relationships and business generally; the outcome of any legal proceedings that may be instituted related to the transaction; the ability to realize the anticipated benefits of the transaction; and ConnectM may use its capital resources sooner than it expects. Moreover, ConnectM operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond MCAC’s and ConnectM’s control, you should not rely on these forward-looking statements as predictions of future events. The foregoing list of factors is not exclusive, and you should carefully consider the foregoing factors and the other risks and uncertainties described in the Proxy Statement discussed herein and other documents filed by MCAC’s from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law. MCAC and ConnectM assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither MCAC nor ConnectM gives any assurance that either MCAC or ConnectM or the combined company will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Amended Promissory Note, dated July 11, 2024, issued by Monterey Capital Acquisition Corporation in favor of EF Hutton LLC

10.2	Amended Satisfaction and Discharge of Indebtedness, dated July 11, 2024, by and between Monterey Capital Acquisition Corporation and EF Hutton LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2024	MONTEREY CAPITAL ACQUISITION CORPORATION

	By:	/s/ Bala Padmakumar
	Name:	Bala Padmakumar
	Title:	Chief Executive Officer